Subsequent Events (FY)	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Note 18 – Subsequent Events

Subsequent to year end, the World Health Organization declared the spread of Coronavirus Disease (COVID-19) a worldwide pandemic. The COVID-19 pandemic is having significant effects on global markets, supply chains, businesses, and communities. Specific to the Company, COVID-19 may impact various parts of its 2020 operations and financial results including but not limited to additional loan loss reserves, costs for emergency preparedness, or potential shortages of personnel. Management believes the Company is taking appropriate actions to mitigate the negative impact. However, the full impact of COVID-19 is unknown and cannot be reasonably estimated as these events occurred subsequent to year end and are still developing.

Subsequent events have been evaluated through March 27, 2020, which is the date these financial statements were issued.